------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 29, 2005


                                  CWHEQ, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                     333-126790              87-0698310
----------------------------          -----------         -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)

     4500 Park Granada
   Calabasas, California                                          91302
   ---------------------                                        ----------
   (Address of Principal                                        (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
---------------------------------


         CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-L.






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated December 23, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-L.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                              Principal Balances for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Principal Balances ($)     Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
      $0.01 - $10,000.00 ......  $      150,170        34         0.04%  $   4,417     7.633%     287.16       735      58.4%
 $10,000.01 - $20,000.00 ......       2,518,160       154         0.72      16,352     7.704      292.54       712      48.8
 $20,000.01 - $30,000.00 ......       3,988,624       156         1.13      25,568     7.537      293.64       712      48.0
 $30,000.01 - $40,000.00 ......       6,489,374       182         1.84      35,656     7.613      293.90       705      55.2
 $40,000.01 - $50,000.00 ......       9,063,806       195         2.58      46,481     7.629      293.29       706      58.2
 $50,000.01 - $60,000.00 ......       9,543,441       171         2.71      55,810     7.587      294.66       707      61.8
 $60,000.01 - $70,000.00 ......       9,732,881       149         2.77      65,321     7.789      295.70       703      70.1
 $70,000.01 - $80,000.00 ......       9,603,570       127         2.73      75,619     7.625      295.57       706      68.3
 $80,000.01 - $90,000.00 ......       9,155,376       107         2.60      85,564     7.764      296.09       704      69.8
 $90,000.01 - $100,000.00 .....      12,234,483       126         3.48      97,099     7.736      296.16       701      65.8
$100,000.01 - $125,000.00 .....      23,825,212       212         6.77     112,383     7.705      294.71       711      79.6
$125,000.01 - $150,000.00 .....      30,372,509       219         8.63     138,687     7.729      295.59       721      76.8
$150,000.01 - $175,000.00 .....      23,251,107       144         6.61     161,466     7.750      295.25       716      80.3
$175,000.01 - $200,000.00 .....      30,297,018       160         8.61     189,356     8.030      295.90       716      76.4
$200,000.01 - $225,000.00 .....      15,886,222        75         4.51     211,816     7.623      296.00       712      82.2
$225,000.01 - $250,000.00 .....      19,492,880        82         5.54     237,718     7.516      296.02       719      76.8
$250,000.01 - $275,000.00 .....      19,307,589        73         5.49     264,488     7.625      295.96       727      79.0
$275,000.01 - $300,000.00 .....      15,902,910        55         4.52     289,144     7.712      296.44       701      78.8
$300,000.01 - $325,000.00 .....      11,285,658        36         3.21     313,490     7.900      296.05       718      77.4
$325,000.01 - $350,000.00 .....       9,856,388        29         2.80     339,875     7.682      295.94       729      74.8
$350,000.01 - $375,000.00 .....       8,338,001        23         2.37     362,522     7.689      296.26       731      82.6
$375,000.01 - $400,000.00 .....       9,268,265        24         2.63     386,178     7.433      296.13       714      79.0
$400,000.01 - $425,000.00 .....       7,016,564        17         1.99     412,739     7.610      296.94       719      81.7
$425,000.01 - $450,000.00 .....       4,812,958        11         1.37     437,542     7.752      296.20       700      79.5
$450,000.01 - $475,000.00 .....       3,219,492         7         0.91     459,927     7.588      297.00       678      77.7
$475,000.01 - $500,000.00 .....       6,438,160        13         1.83     495,243     7.622      296.93       737      61.3
$500,000.01 - $525,000.00 .....       2,559,002         5         0.73     511,800     7.969      295.39       741      84.1
$525,000.01 - $550,000.00 .....         550,000         1         0.16     550,000     7.000      297.00       810      37.9
$550,000.01 - $575,000.00 .....       2,243,710         4         0.64     560,927     7.064      294.75       756      79.1
$575,000.01 - $600,000.00 .....       4,135,521         7         1.17     590,789     7.867      296.58       753      82.0
$600,000.01 - $625,000.00 .....       1,847,329         3         0.52     615,776     6.958      294.67       767      74.7
$625,000.01 - $650,000.00 .....       3,196,361         5         0.91     639,272     7.822      294.02       682      81.4
$650,000.01 - $675,000.00 .....       1,977,715         3         0.56     659,238     8.035      296.67       718      76.8
$675,000.01 - $700,000.00 .....       1,385,036         2         0.39     692,518     6.750      296.02       747      80.0
$700,000.01 - $725,000.00 .....       1,412,200         2         0.40     706,100     7.189      298.00       751      77.5
$750,000.01 - $775,000.00 .....       1,521,116         2         0.43     760,558     7.749      295.50       701      65.4
$775,000.01 - $800,000.00 .....         790,713         1         0.22     790,713     7.000      294.00       774      90.0
$825,000.01 - $850,000.00 .....         850,000         1         0.24     850,000     8.250      299.00       678      73.9
$875,000.01 - $900,000.00 .....       1,775,995         2         0.50     887,997     7.807      296.01       721      80.1
$925,000.01 - $950,000.00 .....         938,908         1         0.27     938,908     8.875      296.00       711      62.6
$975,000.01 - $1,000,000.00 ...       3,998,662         4         1.14     999,665     7.219      295.75       739      62.5
Greater than $1,000,000.00 ....      11,750,266         8         3.34   1,468,783     7.446      295.59       747      72.2
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans was approximately $133,732.


                                                                 3

                                                Loan Programs for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Description of Loan Programs        Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
10 Year Draw, 15Year Repay ....  $  351,866,260     2,631        99.97%  $ 133,739     7.689%     295.71       717      74.6%
15 Year Draw, 0 Year Repay ....         117,091         1         0.03     117,091     7.000      115.00       766      64.1
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========




                                                  Loan Rates for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Loan Rates (%)             Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
 3.501 -4.000 .................  $      322,000         2         0.09%  $ 161,000     3.990%     299.37       737      78.1%
 5.001 - 5.500 ................         114,831         2         0.03      57,415     5.500      297.00       673      65.7
 5.501 - 6.000 ................         645,212         7         0.18      92,173     5.773      298.24       695      56.3
 6.001 - 6.500 ................       7,108,751        21         2.02     338,512     6.315      294.90       769      73.3
 6.501 - 7.000 ................     136,430,934       992        38.76     137,531     6.896      295.14       715      73.1
 7.001 - 7.500 ................      41,890,928       400        11.90     104,727     7.369      295.40       715      70.0
 7.501 - 8.000 ................      18,893,192       137         5.37     137,907     7.859      296.31       719      74.5
 8.001 - 8.500 ................      97,813,656       677        27.79     144,481     8.275      296.07       718      79.2
 8.501 - 9.000 ................      31,660,279       266         8.99     119,024     8.889      296.51       715      69.8
 9.001 - 9.500 ................       4,924,914        32         1.40     153,904     9.298      296.96       715      81.1
 9.501 - 10.000 ...............       8,437,176        64         2.40     131,831     9.752      295.24       719      80.9
10.001 - 10.500 ...............       3,295,860        24         0.94     137,327    10.314      295.52       692      85.0
10.501 - 11.000 ...............         173,780         5         0.05      34,756    10.890      292.33       685      78.5
11.001 - 11.500 ...............         257,310         2         0.07     128,655    11.423      297.31       683      90.0
11.501 - 12.000 ...............          14,526         1         0.00      14,526    11.950      296.00       768      90.0
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans was approximately 7.689%.



                                                                 4

                                    Months Remaining to Scheduled Maturity for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
Range of Months Remaining to            Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Scheduled Maturity (Mos.)           Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
109 - 120 .....................  $      117,091         1         0.03%  $ 117,091     7.000%     115.00       766      64.1%
193 - 204 .....................          53,172         1         0.02      53,172     7.500      196.00       773      75.7
205 - 216 .....................          88,254         3         0.03      29,418     8.064      210.32       682      58.2
217 - 228 .....................         500,932         8         0.14      62,617     7.401      226.45       736      47.8
229 - 240 .....................         711,093        26         0.20      27,350     7.914      235.67       720      48.3
265 - 276 .....................          94,357         3         0.03      31,452     8.083      275.60       768      68.5
277 - 288 .....................       3,507,448        33         1.00     106,286     7.609      286.29       730      70.8
289 - 300 .....................     346,911,004     2,557        98.56     135,671     7.690      296.07       717      74.7
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========


     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans was approximately 296.

     The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                        Combined Loan-to-Value Ratios for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
Range of Combined                       Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Loan-to-Value Ratio (%)             Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
 0.01 - 10.00 .................  $    1,396,080        35         0.40%  $  39,888     7.696%     294.79       712       7.8%
10.01 - 20.00 .................       6,524,179       115         1.85      56,732     7.374      295.62       726      16.3
20.01 - 30.00 .................       9,429,483       163         2.68      57,850     7.421      294.68       707      25.8
30.01 - 40.00 .................      13,402,594       169         3.81      79,305     7.465      293.87       723      35.3
40.01 - 50.00 .................      18,392,951       159         5.23     115,679     7.529      295.49       719      45.2
50.01 - 60.00 .................      20,677,199       159         5.87     130,045     7.368      294.64       717      55.4
60.01 - 70.00 .................      37,310,918       237        10.60     157,430     7.778      295.27       726      66.3
70.01 - 80.00 .................      90,163,936       568        25.62     158,739     7.633      296.16       721      77.4
80.01 - 90.00 .................     120,152,669       840        34.14     143,039     7.940      296.02       712      89.3
90.01 - 100.00 ................      34,533,342       187         9.81     184,670     7.366      295.10       711      94.6
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========


     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans was approximately
74.61%.


                                                                 5

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                           Geographic Distribution for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
State                               Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Alabama .......................  $    4,317,566        45         1.23%  $  95,946     7.677%     295.19       710      76.5%
Alaska ........................       1,015,667         8         0.29     126,958     7.337      297.07       681      62.1
Arizona .......................      13,293,652        95         3.78     139,933     7.686      296.43       721      74.3
California ....................      46,830,020       239        13.30     195,942     7.599      295.83       730      65.4
Colorado ......................       8,685,987        68         2.47     127,735     7.729      296.34       744      72.1
Connecticut ...................       4,061,259        23         1.15     176,576     7.795      295.30       714      67.0
Delaware ......................         328,906         5         0.09      65,781     6.819      294.12       689      44.0
District of Columbia ..........         530,000         3         0.15     176,667     7.382      298.94       757      50.9
Florida .......................      65,758,283       417        18.68     157,694     7.978      295.51       720      77.2
Georgia .......................       3,889,840        36         1.11     108,051     7.681      295.76       695      76.3
Hawaii ........................       3,798,311        21         1.08     180,872     7.338      296.40       720      66.1
Idaho .........................       4,166,023        38         1.18     109,632     7.586      296.37       724      76.5
Illinois ......................      14,985,696       104         4.26     144,093     7.651      296.14       711      78.6
Indiana .......................       7,126,713        78         2.02      91,368     7.520      295.59       721      84.7
Iowa ..........................       1,377,290        23         0.39      59,882     7.358      295.52       695      80.8
Kansas ........................       1,939,235        24         0.55      80,801     7.370      294.22       709      82.5
Kentucky ......................       5,021,763        42         1.43     119,566     7.303      295.33       704      85.9
Louisiana .....................          98,405         3         0.03      32,802     7.466      298.03       662      50.2
Maine .........................         379,308         8         0.11      47,413     7.744      295.85       701      63.6
Maryland ......................       4,028,276        33         1.14     122,069     7.659      295.00       719      70.9
Massachusetts .................       8,545,579        50         2.43     170,912     7.814      296.90       732      64.7
Michigan ......................      12,524,493       115         3.56     108,909     7.509      295.24       704      79.1
Minnesota .....................       3,491,780        23         0.99     151,817     7.249      294.93       713      80.7
Mississippi ...................          59,499         1         0.02      59,499     6.750      294.00       744      70.0
Missouri ......................       7,095,853        78         2.02      90,972     7.193      294.73       697      82.1
Montana .......................         870,045        16         0.25      54,378     7.545      292.58       740      56.8
Nebraska ......................         836,098         8         0.24     104,512     8.145      296.09       699      84.7
Nevada ........................       6,803,344        49         1.93     138,844     7.681      294.93       712      73.6
New Hampshire .................       3,258,165        23         0.93     141,659     7.444      295.57       704      68.1
New Jersey ....................      15,481,465        78         4.40     198,480     7.836      294.02       707      68.7
New Mexico ....................       1,932,711        23         0.55      84,031     7.329      293.41       726      71.5
New York ......................      17,797,717       131         5.06     135,860     7.539      295.54       715      70.7
North Carolina ................       4,348,066        47         1.24      92,512     7.651      296.60       726      82.4
Ohio ..........................      11,429,880       136         3.25      84,043     7.743      295.71       711      84.1
Oklahoma ......................       2,476,139        32         0.70      77,379     7.420      293.79       716      73.1
Oregon ........................       4,122,206        20         1.17     206,110     7.758      296.02       734      76.6
Pennsylvania ..................      11,655,169       116         3.31     100,476     7.768      295.78       697      80.4
Rhode Island ..................       1,425,937         9         0.41     158,437     8.120      296.46       693      67.0
South Carolina ................       3,566,585        39         1.01      91,451     8.028      297.20       699      82.0
Tennessee .....................       4,832,720        54         1.37      89,495     7.762      294.86       724      82.1
Utah ..........................      10,661,694        69         3.03     154,517     7.660      296.64       733      82.6
Vermont .......................       1,352,181         4         0.38     338,045     7.603      294.04       702      55.6
Virginia ......................       5,189,422        38         1.47     136,564     7.404      296.26       712      74.0
Washington ....................      11,662,065        79         3.31     147,621     7.805      295.79       718      71.3
West Virginia .................       1,107,748        13         0.31      85,211     7.119      296.69       693      78.9
Wisconsin .....................       7,565,842        61         2.15     124,030     7.463      295.75       685      80.7
Wyoming .......................         258,747         7         0.07      36,964     6.773      295.84       714      49.6
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========


                                                                 6

                                     Credit Scores for the Mortgage Loans for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Credit Scores              Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
801 - 820 .....................  $   15,593,472       122         4.43%  $ 127,815     7.426%     296.12       808      70.2%
781 - 800 .....................      30,322,293       202         8.61     150,110     7.596      296.20       790      73.1
761 - 780 .....................      40,785,593       256        11.59     159,319     7.519      295.30       771      72.6
741 - 760 .....................      38,319,456       256        10.89     149,685     7.752      295.24       751      76.1
721 - 740 .....................      37,290,896       293        10.59     127,273     7.812      295.89       730      73.5
701 - 720 .....................      44,787,297       330        12.72     135,719     7.743      295.83       711      76.2
681 - 700 .....................      46,253,937       330        13.14     140,163     7.782      295.56       691      76.3
661 - 680 .....................      44,874,571       335        12.75     133,954     7.764      295.74       671      75.4
641 - 660 .....................      28,687,044       277         8.15     103,563     7.613      295.70       651      74.9
621 - 640 .....................      21,475,863       203         6.10     105,792     7.637      295.22       630      75.5
601 - 620 .....................       3,360,875        26         0.95     129,264     7.739      295.06       618      65.5
581 - 600 .....................         232,055         2         0.07     116,027     7.823      290.36       599      68.6
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========


     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans was approximately 717.

                                                Property Type for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Property Type                       Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Single Family Residence .......  $  244,946,132     1,916        69.59%  $ 127,842     7.616%     295.51       715      73.7%
Planned Unit Development (PUD)       50,785,224       301        14.43     168,722     7.599      296.16       730      76.7
Low-Rise Condominium ..........      34,408,049       265         9.78     129,842     8.086      295.61       717      78.2
2-4 Units .....................      18,899,668       128         5.37     147,654     8.085      296.40       713      74.6
High-Rise Condominium .........       2,657,301        17         0.75     156,312     8.193      296.57       698      75.8
Co-operative ..................         204,231         2         0.06     102,115     8.006      295.59       749      82.9
Manufactured Housing(1) .......          82,746         3         0.02      27,582     8.280      210.71       737      62.7
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========

     ------------
     (1) Treated as real property.


                                                                 7

                                             Gross Margins for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Gross Margins (%)          Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Less than  or equal to 0.000 ..  $  143,358,405     1,012        40.73%  $ 141,659     6.860%     295.12       718      73.1%
0.001 - 0.250 .................      10,629,866        70         3.02     151,855     7.202      294.87       711      75.1
0.251 - 0.500 .................      31,469,199       331         8.94      95,073     7.409      295.57       716      68.1
0.501 - 0.750 .................       6,647,432        54         1.89     123,101     7.673      295.67       710      71.6
0.751 - 1.000 .................      11,588,130        81         3.29     143,063     7.937      296.44       722      76.3
1.001 - 1.250 .................      63,248,941       447        17.97     141,497     8.174      296.30       728      75.3
1.251 - 1.500 .................      35,735,912       240        10.15     148,900     8.419      295.77       701      86.1
1.501 - 1.750 .................       4,787,197        33         1.36     145,067     8.691      297.19       710      79.1
1.751 - 2.000 .................      26,948,255       233         7.66     115,658     8.905      296.39       715      67.7
2.001 - 2.250 .................       3,011,363        22         0.86     136,880     9.173      297.57       718      79.7
2.251 - 2.500 .................       2,379,998        13         0.68     183,077     9.210      296.79       716      83.6
2.501 - 2.750 .................       5,496,919        36         1.56     152,692     9.675      296.08       742      80.7
2.751 - 3.000 .................       2,940,257        28         0.84     105,009     9.896      293.68       677      81.2
3.001 - 3.250 .................       2,001,268        14         0.57     142,948    10.220      296.20       690      83.3
3.251 - 3.500 .................       1,294,592        10         0.37     129,459    10.459      294.46       695      87.6
3.501 - 3.750 .................          69,300         1         0.02      69,300    10.750      299.00       738      90.0
3.751 - 4.000 .................         104,480         4         0.03      26,120    10.982      287.91       651      70.8
4.251 - 4.500 .................         257,310         2         0.07     128,655    11.423      297.31       683      90.0
5.751 - 6.000 .................          14,526         1         0.00      14,526    11.950      296.00       768      90.0
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========


     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans was approximately 0.702%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off
Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                                                 8

                                    Credit Limit Utilization Rates for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
Range of Credit                         Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Limit Utilization Rates (%)         Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
 0.01 - 10.00 .................  $      823,417        65         0.23%  $  12,668     7.881%     294.26       731      67.5%
10.01 - 20.00 .................       2,757,416        67         0.78      41,155     7.537      294.55       728      67.3
20.01 - 30.00 .................       3,342,372        61         0.95      54,793     7.813      294.17       734      63.3
30.01 - 40.00 .................       6,344,003        77         1.80      82,390     7.577      295.23       725      58.9
40.01 - 50.00 .................       6,979,777        85         1.98      82,115     7.739      293.63       729      64.4
50.01 - 60.00 .................       9,316,094        96         2.65      97,043     7.786      295.04       743      65.9
60.01 - 70.00 .................      11,285,439        91         3.21     124,016     7.286      294.45       719      56.9
70.01 - 80.00 .................      13,430,715       104         3.82     129,141     7.345      294.48       736      67.1
80.01 - 90.00 .................      14,500,499       115         4.12     126,091     7.296      294.72       718      65.5
90.01 - 100.00 ................     283,203,619     1,871        80.46     151,365     7.739      295.91       714      77.3
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans was approximately 85.21%.


                                              Maximum Loan Rates for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Maximum Loan Rates (%)              Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
11.000 ........................  $       94,984         1         0.03%  $  94,984     6.750%     297.00       757      25.8%
11.949 ........................     346,367,689     2,549        98.40     135,884     7.693      295.97       717      74.9
11.950 ........................         445,961         5         0.13      89,192     5.014      298.47       728      73.0
13.000 ........................          65,208         2         0.02      32,604     9.006      232.00       655      72.9
16.000 ........................         346,696         3         0.10     115,565     8.828      293.22       680      50.4
17.000 ........................         426,817         7         0.12      60,974     8.130      283.81       730      37.5
18.000 ........................       4,235,997        65         1.20      65,169     7.547      271.44       711      54.1
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans was approximately 12.032%.


                                                                 9


                                             Credit Limits for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Credit Limits ($)          Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
  10,000.01 - 20,000.00 .......  $      798,871        47         0.23%  $  16,997     7.708%     289.62       698      41.9%
  20,000.01 - 30,000.00 .......       2,188,770        91         0.62      24,052     7.619      294.67       698      48.1
  30,000.01 - 40,000.00 .......       3,654,209       115         1.04      31,776     7.688      293.28       700      56.0
  40,000.01 - 50,000.00 .......       8,377,290       210         2.38      39,892     7.567      293.57       704      55.6
  50,000.01 - 60,000.00 .......       8,545,423       169         2.43      50,565     7.629      294.85       706      62.5
  60,000.01 - 70,000.00 .......       8,302,692       141         2.36      58,884     7.795      295.12       702      71.5
  70,000.01 - 80,000.00 .......       7,914,074       117         2.25      67,642     7.664      295.52       696      70.5
  80,000.01 - 90,000.00 .......       8,899,232       114         2.53      78,063     7.721      295.97       703      68.6
  90,000.01 - 100,000.00 ......      13,309,691       185         3.78      71,944     7.754      295.91       706      61.8
 100,000.01 - 125,000.00 ......      22,423,936       216         6.37     103,815     7.705      295.43       709      80.0
 125,000.01 - 150,000.00 ......      29,874,396       245         8.49     121,936     7.702      295.57       715      75.8
 150,000.01 - 175,000.00 ......      22,058,474       154         6.27     143,237     7.782      295.23       714      81.1
 175,000.01 - 200,000.00 ......      31,421,094       195         8.93     161,134     7.957      296.00       719      74.2
 200,000.01 - 225,000.00 ......      13,723,689        71         3.90     193,291     7.659      295.94       712      84.1
 225,000.01 - 250,000.00 ......      18,140,921        96         5.15     188,968     7.475      295.36       717      76.4
 250,000.01 - 275,000.00 ......      17,568,854        76         4.99     231,169     7.681      295.05       722      80.9
 275,000.01 - 300,000.00 ......      19,130,672        81         5.44     236,181     7.678      295.93       709      76.5
 300,000.01 - 325,000.00 ......      11,979,794        45         3.40     266,218     7.820      296.25       721      79.1
 325,000.01 - 350,000.00 ......       7,575,105        28         2.15     270,539     7.814      295.96       731      77.8
 350,000.01 - 375,000.00 ......       9,039,770        29         2.57     311,716     7.629      296.35       735      83.0
 375,000.01 - 400,000.00 ......       8,545,529        32         2.43     267,048     7.651      296.01       715      80.0
 400,000.01 - 425,000.00 ......       6,898,368        20         1.96     344,918     7.707      296.54       716      81.3
 425,000.01 - 450,000.00 ......       6,274,031        19         1.78     330,212     7.686      296.85       713      77.9
 450,000.01 - 475,000.00 ......       4,702,170        14         1.34     335,869     7.395      296.19       691      81.9
 475,000.01 - 500,000.00 ......      11,572,585        37         3.29     312,773     7.582      296.23       723      60.9
 500,000.01 - 525,000.00 ......       2,757,183         7         0.78     393,883     8.074      295.60       741      87.3
 525,000.01 - 550,000.00 ......         693,268         2         0.20     346,634     7.077      297.00       791      39.7
 550,000.01 - 575,000.00 ......       1,453,482         4         0.41     363,371     7.401      295.11       716      81.1
 575,000.01 - 600,000.00 ......       4,010,423         9         1.14     445,603     7.968      296.88       736      77.5
 600,000.01 - 625,000.00 ......       2,133,631         4         0.61     533,408     7.036      293.82       767      77.1
 625,000.01 - 650,000.00 ......       4,310,127        10         1.22     431,013     7.900      294.60       700      80.0
 650,000.01 - 675,000.00 ......       1,719,716         3         0.49     573,239     8.420      297.86       719      85.1
 675,000.01 - 700,000.00 ......       1,588,016         3         0.45     529,339     7.102      295.89       753      81.3
 700,000.01 - 725,000.00 ......       1,612,200         3         0.46     537,400     7.398      298.00       746      77.8
 725,000.01 - 750,000.00 ......          25,000         1         0.01      25,000     7.250      299.00       794      70.1
 750,000.01 - 775,000.00 ......       1,601,069         3         0.45     533,690     7.824      298.26       739      74.3
 775,000.01 - 800,000.00 ......         397,640         2         0.11     198,820     7.439      296.79       747      51.1
 825,000.01 - 850,000.00 ......       2,238,916         3         0.64     746,305     7.575      296.70       737      83.9
 925,000.01 - 950,000.00 ......       1,251,408         2         0.36     625,704     8.781      294.00       719      65.7
 975,000.01 - 1,000,000.00 ....       8,337,295        14         2.37     595,521     7.241      295.96       737      66.1
Greater than 1,000,000.00 .....      14,934,339        15         4.24     995,623     7.420      295.46       744      70.2
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans was approximately $166,305.



                                             Lien Priority for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Lien Priority                       Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
First Liens ...................  $  351,983,351     2,632       100.00%  $ 133,732     7.689%     295.65       717      74.6%
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========



                                                                 10


                                          Delinquency Status for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Delinquency Status                  Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Current .......................  $  351,983,351     2,632       100.00%  $ 133,732     7.689%     295.65       717      74.6%
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========



                                               Origination Year for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Delinquency Status                  Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
1997 ..........................  $       53,172         1         0.02%  $  53,172     7.500%     196.00       773      75.7%
1998 ..........................          88,254         3         0.03      29,418     8.064      210.32       682      58.2
1999 ..........................         500,932         8         0.14      62,617     7.401      226.45       736      47.8
2000 ..........................         828,184        27         0.24      30,673     7.785      218.61       727      50.5
2003 ..........................          94,357         3         0.03      31,452     8.083      275.60       768      68.5
2004 ..........................       2,817,883        25         0.80     112,715     7.648      286.23       739      68.3
2005 ..........................     347,600,569     2,565        98.75     135,517     7.690      296.05       717      74.8
                                 --------------  --------  -----------
     Total ....................  $  351,983,351     2,632       100.00%
                                 ==============  ========  ===========



                                                                 11


         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWHEQ, INC.


                                        By: /s/ Leon Daniels, Jr.
                                           -----------------------------------
                                               Name:  Leon Daniels, Jr.
                                               Title:    Vice President



Dated:  January 18, 2006